GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated June 21, 2021

to the Prospectus and Statement of Additional Information (“SAI”)

Dated May 1, 2021

Guardian Mid Cap Relative Value VIP Fund only:

At a meeting of the Board of Trustees of Guardian Variable Products Trust (the “Trust”) held on June 15-16, 2021, the Board of Trustees considered and approved a proposal to approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”) and Wells Capital Management Incorporated with respect to Guardian Mid Cap Relative Value VIP Fund (the “Fund”) prompted by the Transaction (defined below).

The proposal is subject to approval by the shareholders of the Fund at a special meeting of shareholders to be held on July 30, 2021.

The proposal relates to the proposed sale of the asset management businesses of Wells Fargo & Company, which includes Wells Capital Management Incorporated (“WellsCap”), the current sub-adviser to the Fund pursuant to an investment sub-advisory agreement between PAIA and WellsCap (the “Current Sub-Advisory Agreement”), to a holding company affiliated with private funds of GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Transaction”).  The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” The term “assignment” in the 1940 Act includes any transfer of a controlling block of outstanding voting securities of an adviser (or sub-adviser) or the parent company of an adviser (or sub-adviser).

It is anticipated that the Transaction will be deemed a change of control for WellsCap and, thus, result in the termination of the Current Sub-Advisory Agreement between the Manager and WellsCap. To ensure that WellsCap may continue to provide sub-advisory services to the Fund without interruption, shareholders will be asked to consider and approve a new sub-advisory agreement between PAIA and WellsCap with respect to the Fund. In connection with the Transaction, WellsCap is expected to convert from a California corporation to a Delaware limited liability company, and will be renamed Wells Capital Management, LLC. Currently, WellsCap and its affiliates do not anticipate that the Transaction will have a material impact on the services WellsCap provides for the benefit of the Fund.

All Funds:

Effective June 30, 2021, Dominique Baede will no longer serve as an Interested Trustee of Guardian Variable Products Trust (the “Trust”).  All references in the SAI to Mr. Baede’s role as an Interested Trustee are hereby deleted. Mr. Baede will continue to serve as President of the Trust.

Effective June 30, 2021, Richard T. Potter will no longer serve as Senior Vice President and Chief Legal Officer of the Trust. All references in the SAI to Mr. Potter’s role as Senior Vice President and Chief Legal Officer of the Trust are hereby deleted.

Effective July 1, 2021, Mr. Potter will serve as an Interested Trustee of the Trust.

The following information in the SAI under the heading “Trustees and Officers — The Trust’s Leadership Structure” is revised by adding the following as a new row in the table located on p. 51:

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
		Interested Trustees
Richard T. Potter (born 1954)(4)	Trustee (since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

The same section of the SAI is revised by replacing the fourth footnote under the table with the following:

(4) Each of Michael Ferik and Richard Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

The following information in the SAI under the under the heading “Trustees and Officers — The Trust’s Leadership Structure” and sub-heading “Information about Each Trustee’s Qualifications, Experience, Attributes or Skills—Interested Trustees” is revised by adding the following:

Mr. Potter.  Mr. Potter served for over 25 years as Vice President and Equity Counsel of The Guardian Insurance Company of America, where he was responsible for providing legal advice with respect to Guardian Life’s securities-related businesses, including mutual funds, investment advisers and variable insurance products.

The following information in the SAI under the heading “Trustees and Officers — The Trust’s Leadership Structure” and sub-heading “Beneficial Interest of Trustees” is revised by deleting the paragraph of that section in its entirety with the following:

Shares of the Funds are available only through certain variable annuity contracts and variable life insurance policies issued by GIAC. As of December 31, 2020, Mr. Potter beneficially owned shares of the Funds through variable annuities issued by The Guardian Insurance & Annuity Company, Inc. as shown in the table below:

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard T. Potter	Guardian Core Plus Fixed Income VIP Fund	$1-$10,000	Over $100,000
	Guardian Global Utilities VIP Fund	$1-$10,000
	Guardian International Growth VIP Fund	$1-$10,000
	Guardian International Value VIP Fund	$10,001-$50,000

Guardian Large Cap Disciplined Growth VIP Fund	$10,001-$50,000
Guardian Large Cap Disciplined Value VIP Fund	$10,001-$50,000
Guardian Large Cap Fundamental Growth VIP Fund	$10,001-$50,000
Guardian Mid Cap Relative Value VIP Fund	$10,001-$50,000
Guardian Mid Cap Traditional Growth VIP Fund	$10,001-$50,000
Guardian Multi-Sector Bond VIP Fund	$10,001-$50,000
Guardian Small Cap Core VIP Fund	$10,001-$50,000
Guardian Total Return Bond VIP Fund	$10,001-$50,000
Guardian U.S. Government Securities VIP Fund	$10,001-$50,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.